SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 14, 2000

                                TUMBLEWEED, INC.
               (Exact name of registrant as specified in charter)


       Delaware               333-57931                      61-1327945
   (State or other      (Commission File Number)            (IRS Employer
   jurisdiction or                                        Identification No.)
    incorporation)

                              1900 Mellwood Avenue
                           Louisville, Kentucky 40206
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (502) 893-0323

Item 5.   Other Events

     On January 14, 2000 Tumbleweed, Inc. announced that its Board of Directors has approved the repurchase from time to time of up to $500,000 of the company's common stock. This summary of the attached press release is qualified in its entirety by the complete text of such document, a copy of which is attached hereto as Exhibit 99.1.

Item 7. Financial Statements and Exhibits

(c) Exhibit 99.1 Press Release dated January 14, 2000.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                                 TUMBLEWEED, INC.
                                                 ----------------
                                                   (Registrant)

Date:    January 14, 2000                   By: /s/James M. Mulrooney
                                                   ------------------
                                                   James M. Mulrooney
                                                   Executive Vice President
                                                   Chief Financial Officer

                                  Exhibit Index

Exhibit No.
-----------

99.1 Press Release dated January 14, 2000

                                  Exhibit 99.1

FOR IMMEDIATE RELEASE

For more information, contact:

Wayne P. Jones - (502) 893-0323 (X303)
Vice President of Marketing & Development

               TUMBLEWEED ANNOUNCES STOCK REPURCHASE AUTHORIZATION

Louisville, Kentucky, January 14, 2000 -

Tumbleweed, Inc. (Nasdaq/NM: TWED) today announced that its Board of Directors has approved the repurchase from time to time of up to $500,000 of the company's common stock. Purchases may be made in the open market as well as by private transaction at times and prices considered appropriate by the Company, subject to applicable rules and regulations. The Company currently has 5,881,543 shares of common stock outstanding.

Tumbleweed restaurants feature Southwestern food with gas-fired open grilling over mesquite logs to add a rich smoky flavor to its steaks, ribs, chicken, chops, seafood and fajitas. The menu also features a spicier, Tex-Mex version of burritos, enchiladas and tacos than traditional Sonoran-style Mexican cuisine. The restaurant's interior reflects the Southwest flavor of the menu. Blankets, saddles, rattlesnake skins and other Southwestern motif adorn the walls.

Tumbleweed opened its first restaurant in 1975 in New Albany, Indiana. Restaurants are currently open in Ohio, Illinois, Indiana, Kentucky, Tennessee and Wisconsin. International locations include Germany, Jordan, Saudi Arabia and Egypt. Tumbleweed currently has 52 restaurants in operation, with 29 company-owned locations and 23 franchised restaurants, including 6 international units. For additional information, visit Tumbleweed's website at www.tumbleweedrestaurants.com.

This release includes forward-looking statements about Tumbleweed and its business. For this purpose, words such as expects, believes, estimates, anticipates, plans and similar expressions are intended to identify forward-looking statements. Many things could cause our actual results to differ materially from those projected in the forward-looking statements, including the availability and cost of financing and other events that could affect our restaurant expansion program, changes, in food and other costs, changes in national, regional or local economic conditions, changes in consumer tastes, competitive factors such as changes in the number and location of competing restaurants and the availability of experienced management and hourly employees. You can obtain additional information about Tumbleweed and the things which could affect our results from our Forms 10-Q and 10-K filed with the Securities and Exchange Commission.